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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                   FORM 8-K


                                Current Report


                    Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


 Date of Report (Date of earliest event reported): May 28, 1996  (May 20, 1996)

                        KANSAS CITY POWER & LIGHT COMPANY
             (Exact name of registrant as specified in its charter)



                                    1-707
                           (Commission file number)


           MISSOURI                                      44-0308720
(State of other jurisdiction of                       (I.R.S. Employer
incorporation or organization)                        Identification No.)


                                 1201 Walnut
                         Kansas City, Missouri 64106
                  (Address of principal executive offices)


                               (616) 556-2200
            (Registrant's telephone number, including area code)

                               NOT APPLICABLE
        (Former name or former address, if changed since last report)
                                                            --------------

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ITEM 5.  OTHER EVENTS

Amended and Restated Agreement and Plan of Merger

      On May 20, 1996, Kansas City Power & Light Company and UtiliCorp United Inc. entered into an Amended and Restated Agreement and Plan of Merger (the Agreement). The Agreement is filed as an exhibit to this Form 8-K.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS


(c)  Exhibit
     Number

      2.1 Amended and Restated Agreement and Plan of Merger among Kansas City Power and Light Company, KC Merger Sub, Inc., UtiliCorp United Inc., and KC United Corp., dated as of January 19, 1996, and as amended and restated as of May 20, 1996.

      2.1.1 Form of Affiliate Agreement.

      2.1.2 Form of Employment Agreement of A. Drue Jennings.

      2.1.3 Form of Employee Agreement of Richard C. Green, Jr.


                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       KANSAS CITY POWER & LIGHT COMPANY



                                  By:   /s/ Jeanie Sell Latz
                                       ----------------------------------------
                                       Jeanie Sell Latz
                                       Senior Vice President-Corporate Services

                                  Date: May 28, 1996